Fourth Quarter 2010 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Forward-Looking Statements
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation
Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance. Important factors that could cause actual results to differ materially from those indicated by such statements include risks and uncertainties set forth under the heading "Risk Factors" in Kadant's quarterly report on Form 10-Q for the period ended October 2, 2010 and risks and uncertainties relating to our dependence on the pulp and paper industry; poor relations with a major paper producer in China; significance of sales and operation of manufacturing facilities in China; our ability to expand capacity in
China to meet demand; international sales and operations; competition; soundness of suppliers and customers; our debt obligations; restrictions in our credit agreement;
soundness of financial institutions; litigation and warranty costs related to our discontinued
operation; our acquisition strategy; future restructurings; factors influencing our fiber-based products business; protection of patents and proprietary rights; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of foreign currency translation, adjusted operating income, earnings before interest, taxes, depreciation, and amortization
(EBITDA), and adjusted EBITDA.
A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2010 fourth quarter earnings press release issued February 23,
2011, which is available in the Investors section of the company’s website at
www.kadant.com under the heading Investors News.
All geographic revenues and bookings data are attributed to regions based on selling locations. For North America and China, this also approximates revenues and bookings based on where the equipment is shipped to and installed. Our European geographic data, however, includes revenues and bookings that may be shipped to and installed outside
Europe, including South America, Africa, the Middle East, and certain countries in
Southeast Asia (excluding China).

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Business Review
Jonathan W. Painter
President & CEO

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Q4 2010 Financial Highlights: Revenues
• $73.3 million, up 29% compared to Q4 2009
• All product lines saw solid increases compared to Q4 2009
 – Stock-Preparation up 42%
 – Fluid-Handling up 25%
 – Water Management up 20%
 – Accessories up 19%
• Q4 2010 revenues were up 10% sequentially

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Financial Highlights
     Q4 2010  Q4 2009
Revenues   $73.3 million  $56.8 million
Gross margins   42%   41%
Adjusted EBITDA  $8.7 million  $3.7 million
Diluted EPS   $0.41   $(0.14)
Cash flows   $13.8 million  $11.4 million

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Q4 2010 Financial Highlights: Bookings
• $99.8 million, up 55% compared to Q4 2009
• Strong Q4 booking performance
 – Stock-Preparation up 127%
 – Fluid-Handling up 19%
 – Accessories up 15%
 – Water Management flat compared to Q4 2009
• Q4 2010 bookings were up sequentially by 71%
• The highest quarterly bookings level since 2007

US$ (millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Other
Fiber-based Products
Water Management
Accessories
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
2008-2010 Quarterly Bookings

US$ (millions)
$60
$50
$40
$30
$20
$10
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Water Management
Accessories
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Capital Bookings
(Papermaking Systems Segment Only)

$60
$50
$40
$30
$20
$10
$0
US$ (millions)
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Water-Management
Accessories
Fluid-Handling
Stock-Preparation Equipment

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Parts & Consumables Bookings
(Papermaking Systems Segment Only)

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Market Review

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
North America Paper Industry Trends
• U.S. economy stronger in 2010 than most anticipated
 – 3.2% GDP growth in Q4 2010
 •      2010 operating rates were 90% or higher
• In 2010, U.S. mills recovered half of the production lost in 2009
• Inventory levels have stabilized across all major grades
• Increased capital spending expected in 2011
• Higher fiber cost
• Weakness in U.S. consumer sector and high unemployment
• Structural weakness in printing and writing and newsprint continues
• Rock-Tenn acquisition of Smurfit-Stone may lead to capacity rationalization

North America Paper & Board Production

120
100
80
60
40
20
0
Tons (millions)
2007
2008
2009
2010
2011F
2012F
2013F
2014F
2015F
Newsprint
Tissue
Printing & Writing
Boxboard & Other
Containerboard

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
CAGR = 0.2%
Source: RISI World Pulp & Recovered Paper Forecast, 2011

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Highlighted North America Bookings
• OCC system for U.S. containerboard
 producer in the Southwest
• Center-press doctor system for
 Midwest U.S. packaging producer
• 1,000 high-precision rotary unions
 sold to a U.S. machine tool OEM
 booked in Q1 2011

$40
$35
$30
$25
$20
$15
$10
$5
$-
US$ (millions)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Other
Water Management
Accessories
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
North America Bookings
$35.7 million, up 8% compared to Q4 2009

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Europe Paper Industry Trends
• Containerboard prices remain steady, demand solid through
 Q4 and into Q1 2011
• Demand for graphic paper grades increased 4.5% in 2010
• Exports may soften if the Euro strengthens
• Operating rates in 2010 were highest for containerboard
 (93%) and lowest for tissue (88%)

Europe Paper & Board Production

140
120
100
80
60
40
20
0
Tons (millions)
2007
2008
2009
2010
2011F
2012F
2013F
2014F
2015F
Newsprint
Tissue
Printing & Writing
Boxboard & Other
Containerboard

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
CAGR = 0.8%
Source: RISI World Pulp & Recovered Paper Forecast, 2011

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Highlighted Q4 European Bookings
• Deinking line for tissue producer in Russia
• Two stock preparation systems
 for packaging lines from Turkey
 and Northern Africa
• Dryer system surveys and engineering
 for four customers in India
• Two Petax™ fine filtration systems for a
 Kraft packaging mill in Thailand

$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
US$ (millions)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Water Management
Accessories
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
European Bookings
$22.8 million, up 20% compared to Q4 2009

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
China Paper Industry Trends
• China expected to add more than 15 million tons from the
 end of 2010 through 2012
• China closed 3.8 million tons from inefficient mills in 2010
• China’s rapid economic growth expected to continue, but at a slower pace relative to previous five years
• Inflation concerns in China may temper government stimulus and create volatility in the Chinese economy

Asia Paper & Board Production

250
200
150
100
50
0
Tons (millions)
2007
2008
2009
2010
2011F
2012F
2013F
2014F
2015F
Newsprint
Tissue
Printing & Writing
Boxboard & Other
Containerboard

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
CAGR = 6.1%
Source: RISI World Pulp & Recovered Paper Forecast, 2011

Latin America 6%
Other 10%
North America 27%
Europe 22%
China 16%
Far East 19%

Latin America 7%
Other 11%
North America 17%
Europe 16%
China 29%
Far East 20%

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
World Demand for Paper & Paperboard
2005
2015
Global Demand: 369 million tons
Global Demand: 468 million tons
Source: RISI World Pulp & Recovered Paper Forecast, 2011
Asia
35%
Asia
49%

World Paper & Board Production

Tons (millions)
500
400
300
200
100
0
2007
2008
2009
2010
2011F
2012F
2013F
2014F
2015F
Newsprint
Tissue
Printing & Writing
Boxboard & Other
Containerboard

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Source: RISI World Pulp & Recovered Paper Forecast, 2011
CAGR = 3.4%

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Highlighted Q4 China Bookings
• 14 stock prep systems orders from
 China with a combined value of $31 million
 for OCC, approach flow, and deinked systems
• Steam and condensate systems and drying
 equipment for four containerboard machines
 and four tissue machines in China
• Water filtration equipment for four tissue
 machines from a major tissue producer in
 Southern China

US$ (millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Water Management
Accessories
Fluid-Handling
Stock-Preparation

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
China Bookings
$35.9 million, up 340% compared to Q4 2009

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
China Manufacturing Expansion
• Significant bookings increase from
 China for stock preparation systems
• Limited outsourcing flexibility in China
• Initiatives taken to increase capacity
 – Expanding workforce
 – Investing in capital equipment
 – Increasing support from other Kadant
 manufacturing sites

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Guidance for Continuing Operations
• FY 2011 revenues of $300 to $310 million
• FY 2011 GAAP diluted EPS of $1.65 to $1.75
• Q1 2011 revenues of $71 to $73 million
• Q1 2011 GAAP diluted EPS of $0.35 to $0.37

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Financial Review
Thomas M. O’Brien
Executive Vice President and
Chief Financial Officer

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
4Q10 Revenues Summary
• Consolidated Revenues = $73.3 million
 – 29% increase vs. 4Q09
 – Includes 2% unfavorable foreign currency translation
• Revenue Guidance = $64 to $66 million
 – Higher Stock-Preparation
 – Smaller increases in Fluid-Handling and Accessories

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
4Q10 and 4Q09 Revenues by Product Line
* Percent change excluding the effect of currency translation
			% Change
			Qtr to	Excl.
($ Millions)	4Q10	4Q09	Qtr	FX*
Stock-Preparation	$ 28.9	$ 20.4	42%	45%
Fluid-Handling	21.6	17.3	25%	26%
Accessories	13.8	11.6	19%	21%
Water-Management	6.6	5.5	20%	20%
Other	0.6	0.5	32%	26%

Fiber-Based Products	1.8	1.5	18%	18%
Total	$ 73.3	$ 56.8	29%	31%

Papermaking Systems Segment	71.5	65.3	10%	9%

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
4Q10 and 3Q10 Revenues by Product Line
* Percent change excluding the effect of currency translation
			% Change
			Qtr to	Excl.
($ Millions)	4Q10	3Q10	Qtr	FX*
Stock-Preparation	$ 28.9	$ 23.9	21%	19%
Fluid-Handling	21.6	21.6	0%	1%
Accessories	13.8	12.3	13%	10%
Water-Management	6.6	6.9	-5%	-6%
Other	0.6	0.6	-4%	-7%

Fiber-Based Products	1.8	1.2	41%	41%
Total	$ 73.3	$ 66.5	10%	9%

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Revenues by Geography
(Papermaking Systems Segment Only)
* Percent change excluding the effect of currency translation
				% Change
						Excl.
						FX*

North America	$ 33.4	$ 30.5	$ 26.9	10%	24%	23%
Europe	23.0	21.1	20.1	9%	14%	23%
China	12.3	10.9	6.2	13%	98%	93%
South America	2.3	2.1	1.7	9%	40%	37%
Australia	0.5	0.7	0.4	-32%	17%	8%
Total	$ 71.5	$ 65.3	$ 55.3	10%	29%	31%

4Q10
Capital 42%
P&C 57%

Capital 40%
P&C 59%

4Q09
Capital 44%
P&C 55%

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Revenue Detail
(Papermaking Systems Segment Only)
3Q10
				% Change
($ Millions)	4Q10	3Q10	4Q09	3Q10	4Q09
Parts & Consumables	$ 40.6	$ 38.8	$ 30.6	5%	33%
Capital	30.3	25.9	24.2	17%	25%
Other	0.6	0.6	0.5	-4%	32%
Total	$ 71.5	$ 65.3	$ 55.3	10%	29%

46%
44%
42%
40%
38%
36%
37.9%
41.5%
40.8%
41.3%
44.0%
45.1%
44.1%
42.4%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Gross Margin Percentages
				% Point
				Change
Quarter	4Q10	3Q10	4Q09	3Q10	4Q09
Papermaking Systems Segment	42.4	44.4	41.6	-2.0%	0.8%
Other	41.8	28.3	31.4	13.5%	10.4%
Total	42.4	44.1	41.3	-1.7%	1.1%

40%
38%
36%
34%
32%
30%
34.2%
38.4%
36.4%
35.6%
34.6%
32.8%
33.8%
31.3%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
SG&A
Quarter				Change
($ Millions)	4Q10	3Q10	4Q09	3Q10	4Q09
SG&A	$ 22.9	$ 22.5	$ 20.2	$ 0.4	$ 2.7
% Revenues	31.3%	33.8%	35.6%	-2.5%	-4.3%

$0.45
$0.35
$0.25
$0.15
$0.05
($0.05)
($0.15)
($0.14)
$0.44
$0.05
($0.17)
$0.11
$0.01
$0.12
($0.01)
$0.41
Reported 4Q09
Volume
GM%
Operating Costs
Restructuring Costs
Net Interest Expense
Income Taxes
Noncontrolling Interest
Reported 4Q10

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
4Q09 to 4Q10 Diluted EPS

Depreciation and Amortization	1.9	1.9	7.2	7.4
Change in Current Assets &				

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Cash Flow
($ Millions)	4Q10	4Q09	2010	2009
Income (Loss) from Continuing Operations	$ 5.2	$ (1.7)	$ 18.7	$ (6.0)

Stock-Based Compensation	0.7	0.7	2.8	2.7
Other Items	1.3	0.3	(0.4)	(2.6)

Liabilities, Excluding Acquisitions	4.7	10.2	0.0	41.6
Cash from Continuing Operations	$ 13.8	$ 11.4	$ 28.3	$ 43.1

Days in Receivables
Days in Inventory
140
120
100
80
60
40
135
113
115
103
102
96
101
90
84
75
65
63
67
57
65
62
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Key Working Capital Statistics
($ Millions)	4Q10	3Q10	4Q09
Days in Receivables	62	65	63
Days in Inventory	90	101	103
Working Capital % LTM Revenues *	9.1%	11.5%	10.5%
* Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.

$40
$30
$20
$10
$0
($10)
$(7.3)
$(2.3)
$10.7
$22.4
$20.5
$24.2
$26.6
$39.1
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Cash and Debt
($ Millions)	4Q10	3Q10	4Q09
Cash and Cash Equivalents	$ 61.8	$ 49.5	$ 45.7
Debt	(22.7)	(22.9)	(23.3)
Net Cash	$ 39.1	$ 26.6	$ 22.4

Debt/EBITDA *
2.5
2.0
1.5
1.0
0.5
0.0
1.8
1.6
2.2
2.3
1.6
1.0
0.8
0.6
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Leverage Ratio
* Calculated by adding or subtracting certain items, as defined in our Credit Facility, from Adjusted EBITDA reported externally.

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
2011 Guidance
• Stronger second half
• Effective tax rate approximately 28%
• CAPEX: $7 to $8 million
• Non-cash equity expense: $0.19 per diluted share
• Depreciation and amortization expense: $8 million

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Questions & Answers
To ask a question, please call 866-510-0708 within the U.S. or
+1-617-597-5377 outside the U.S. and reference 83375884.
Please mute the audio on your computer.

Fourth Quarter 2010 Business Review
Jonathan W. Painter, President & CEO
Thomas M. O’Brien, Executive Vice President & CFO

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
APPENDIX
Investor Contact: Thomas M. O’Brien, 978-776-2000
Media Contact: Wes Martz, 269-278-1715

Appendix

Financial Overview

($ Millions, except Diluted EPS)	4Q10	3Q10	4Q09	% Change 3Q10	% Change 4Q09
Revenues	$ 73.3	$ 66.5	$ 56.8	10%	29%
Gross Margin	31.1	29.3	23.4	6%	33%
Operating Income (Loss)	6.7	6.3	(0.3)	7%	NM
Operating Margin	9.2%	9.4%	-0.5%		
Diluted EPS	0.41	0.36	(0.14)	14%	NM
Operating Cash Flows	13.8	6.0	11.4	130%	22%
Cash Balance	61.8	49.5	45.7	25%	35%
Cash less Debt	39.1	26.6	22.4	47%	74%
Bookings	99.8	58.4	64.2	71%	55%
Backlog	$ 94.3	$ 67.8	$ 61.5	39%	53%

NM – Not Meaningful

KADANT
AN ACCENT ON INNOVATION

2010

Capital
40%
P&C
59%

2009

Capital
39%
P&C
60%

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Appendix
Revenue
(Papermaking Systems Segment Only)
($ Millions)	2010	2009	% Change
Parts & Consumables	$ 153.9	$ 130.3	18%
Capital	104.8	85.5	23%
Other	2.5	1.8	40%
Total	$ 261.2	$ 217.6	20%

45%
43%
41%
39%
37%
35%
37.1%
37.9%
41.3%
40.3%
43.9%
2006
2007
2008
2009
2010

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Appendix
Gross Margin Percentages - Year
				% Point
				Change
Year	2010	2009	2008	2009	2008
Papermaking Systems Segment	43.8	40.4	41.6	3.4%	2.2%
Other	45.8	35.0	27.0	10.8%	18.8%
Total	43.9	40.3	41.3	3.6%	2.6%

36%
33%
30%
27%
24%
26.4%
26.1%
30.5%
36.0%
33.0%
2006
2007
2008
2009
2010

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Appendix
SG&A
Year				Change
($ Millions)	2010	2009	2008	2009	2008
SG&A	$ 89.2	$ 81.2	$ 100.3	$ 8.0	$ (11.1)
% Revenues	33.0%	36.0%	30.5%	-3.0%	2.5%

$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
($0.25)
($0.50)
($0.48)
$1.12
$0.61
($0.47)
$0.31
$0.04
$0.37
($0.02)
$1.48
Reported 2009
Volume
GM%
Operating Costs
Restructuring & Other
Net Interest Expense
Income Taxes
Noncontrolling Interest
Reported 2010

KADANT
AN ACCENT ON INNOVATION

© 2011 Kadant Inc. KAI 4Q10 Business Review - February 24, 2011   *
Appendix
2009 to 2010 Diluted EPS